GABELLI CASH MANAGEMENT CLASS
                                       OF
                           THE TREASURER'S FUND, INC.

                      U.S. Treasury Money Market Portfolio

                      Domestic Prime Money Market Portfolio

                        Tax Exempt Money Market Portfolio

                              (Each a "Portfolio")

                       Supplement dated December 31, 2003
                    to the Prospectus dated February 28, 2003

The following information supersedes certain information in the "Redemption of Shares - By Telephone or the Internet" section in the Fund's Prospectus.

Portfolio shares held through an IRA may be redeemed by telephone or the Internet. Investors should consult a tax advisor concerning the current tax rules applicable to IRAs.


Dated: December 31, 2003